ANNUAL REPORT
TEMPLETON CHINA WORLD FUND, INC.


                                                                 AUGUST 31, 2001




[FRANKLIN TEMPLETON LOGO]

[PHOTO OF MARK MOBIUS]

MARK MOBIUS
President
Templeton China World Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies."
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2001. Slowing growth in developed markets such as the U.S. began impacting Asian exports, one of the region's key economic components. Hong Kong and Taiwan recorded slower economic growth than the year before, as did the rest of Asia. Hong Kong's gross domestic product (GDP) grew at an annualized pace of just 2.5% in the first quarter of 2001 after a robust 10.5% rate in 2000, then unexpectedly contracted 1.7% annualized in second quarter 2001 as job losses and falling property values constrained consumer activity.(1) Similarly, Taiwan's GDP contracted by 2.4% annualized in the second quarter



1.  Source: Census & Statistics Department of Hong Kong.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.




CONTENTS

Shareholder Letter .......................................................     1

Performance Summary ......................................................     8

Important Notice to Shareholders .........................................     9

Financial Highlights & Statement of Investments ..........................    11

Financial Statements .....................................................    14

Notes to Financial Statements ............................................    17

Independent Auditors' Report .............................................    20

Tax Designation ..........................................................    21




FUND CATEGORY
[PYRAMID GRAPHIC]
of 2001 after growing 6.0% in 2000 and 1.1% annualized in the first three months of this year.(2) Without a recovery in demand for Taiwanese exports, specifically semiconductors, and with low domestic demand, there was reason to believe that Taiwan's economy would continue to recede. Taiwanese exports fell substantially in the first eight months of this year from 2000 levels, experiencing their largest decline since January 1998.(3)

While most of the region was contracting, mainland China's economy was relatively strong during the period under review, and its emerging role as an engine of growth for other Asian countries continued to take shape. In addition to being a major exporter, China has increased imports substantially to help support its vast domestic market. The Chinese economy was one of the fastest growing in the world during the reporting period, despite the global slowdown. Total GDP growth was 7.9% annualized for the first half of 2001, following an 8.0% pace set in 2000, with strong government expenditure and domestic demand making up for a shrinking trade surplus.(4) First quarter exports and imports also grew substantially over the same period in 2000. Moreover, according to government estimates, China's successful bid to host the 2008 Olympic Games could add to its annual growth in the next seven years leading up to the event. Additionally, the U.S. House of Representatives supported President George Bush's decision to renew China's normal trade relations status for another year, and foreign direct investment (FDI) into China in the second quarter of 2001 also continued to rise from previous quarters.



2.  Source: AFX News Ltd., AFX - Asia, 8/20/01.
3.  Source: Taiwan Ministry of Finance.
4.  Source: The Dismal Scientist, GDP (China), 7/17/01.

A few years ago, Hong Kong's government proposed a Securities and Futures Bill in efforts to address problems with its regulatory regime and to strengthen its position within world financial markets. After various modifications, the Bill is expected to come into effect at the end of 2001. The Bill's goal is to bring Hong Kong in line with international standards, keeping the regulatory regime flexible enough to suit Hong Kong's unique circumstances while avoiding rigid laws that might prove inefficient for business. Some say that it is too tough and may affect the local market's competitiveness. However, we believe any improvement in Hong Kong's corporate governance standards could enhance the market.

In China, both the Shanghai and Shenzhen B share markets, open only to foreign investors, skyrocketed earlier this year partly because the government opened the previously restricted markets to domestic investors. The speculative fever, as well as the huge discount of the B shares to A shares, which are available only to domestic investors, significantly contributed to the rally. Soon after, though, nearly $242 million in funds from China's domestic market began flowing into the undervalued H shares (Hong Kong-listed Chinese companies) and red chip shares (Hong Kong companies with significant exposure to China), before Beijing initiated a crackdown that curbed the flow.(5) We will continue to focus on fundamental valuations rather than market sentiments to drive investment strategy.





5.  Source: Asian Information Resources Ltd., 6/5/01.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

China                       43.8%
Hong Kong                   35.0%
Taiwan                       3.9%
Short-Term Investments &
 Other Net Assets           17.3%


Despite stimulus measures aimed at supporting Taiwan's stock market, prices continued to fall as investors withdrew. We found it encouraging, however, to note important changes announced by the Finance Ministry regarding the relaxation of some qualified foreign institutional investors (QFII) qualification requirements. These changes reduced the required value of an initial investment from US$1 billion to US$200 million and lowered from three years to one year the requirement for companies' experience in asset management. This continued deregulation and simplification of QFII requirements was considered positive news for foreign investors and Taiwan's stock market.

The stock markets of China, Taiwan and Hong Kong, like most world markets, fell during the reporting period, despite the positive effects of U.S. interest rate cuts and the aforementioned market factors. The Morgan Stanley Capital International (MSCI(R)) China Free Index returned -49.48% in U.S. dollar terms for the 12 months ended August 31, 2001.(6) During the same time, the Fund substantially outperformed the index, posting a -2.14% one-year cumulative total return in market price terms and -14.90% in net asset value terms, as shown in the Performance Summary on page 8. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analysis of economies or sectors.



6. Source: Standard & Poor's Micropal. The unmanaged MSCI China Free Index is a capitalization-weighted equity index calculated by Morgan Stanley Capital International. The index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in China. "Free" denotes investment opportunities in the developing world available to foreign investors. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the 12-month reporting period, our value-focused investment strategy led us to divest our interests in the Shanghai B share market and accumulate positions in China H and red chip shares, as we deemed them undervalued. We also reduced our positions in Hong Kong and Taiwan to allow us to take advantage of the value we found in the China-related shares. We believe that China's imminent entry into the World Trade Organization (WTO) and the hosting of the Olympic Games in 2008 could lead to greater opportunities for Chinese companies' earnings growth. To concentrate more of our investments toward the Chinese markets, we sold the Fund's holdings in Singapore, Thailand and the Philippines.

At period-end, integrated oil industry stocks dominated the portfolio, followed by transportation and food. With regard to the Fund's top 10 holdings, red chip China Everbright, Hong Kong company Jiangsu Expressway and China H shares PetroChina, China Petroleum & Chemical, Beijing Datang Power and Huaneng Power replaced Hong Kong companies Hutchison Whampoa, Jardine Matheson, Pacific Century Cyberworks and HSBC Holdings, as well as Taiwanese companies Ritek and Hon Hai Precision Industry.

Recent tragic events in New York have impacted financial markets worldwide and are sure to cause short-term volatility. Although this emphasizes the unexpected risks all investors must face in both developed and emerging markets, history shows us that sustained calm assessment of investment opportunities and purchases of stocks when there is excessive selling


TOP 10 EQUITY HOLDINGS
8/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                     11.1%
Food & Drug Retailing, Hong Kong

China Petroleum & Chemical Corp., H                                         7.1%
Oil & Gas, China

PetroChina Co. Ltd., H                                                      6.4%
Oil & Gas, China

Hang Lung Development Co. Ltd.                                              5.2%
Real Estate, Hong Kong

Beijing Datang Power Generation Co. Ltd., H                                 4.8%
Electric Utilities, China

China Everbright Ltd.                                                       4.2%
Diversified Financials, China

Zhejiang Expressway Co. Ltd., H                                             4.1%
Transportation Infrastructure, China

Jiangsu Expressway Co. Ltd.                                                 4.1%
Transportation Infrastructure, Hong Kong

Cheung Kong Infrastructure Holdings Ltd.                                    3.7%
Construction Materials, Hong Kong

Huaneng Power International Inc., H                                         3.5%
Electric Utilities, China

often result in enhanced portfolio performance. We will continue this process to ensure that our portfolios contain the very best investment bargains found in emerging markets.

Looking forward, we are optimistic about the long-term prospects for China, Hong Kong and the Fund. We believe the Chinese economy will open further after its expected accession to the WTO in early 2002, in turn benefiting many Hong Kong companies. We also believe that Hong Kong remains one of the world's most successful business environments with its low taxes, minimal trade barriers and adherence to law and should continue to attract foreign and institutional investors alike. In our view, the ongoing restructuring of China's state-owned enterprises could also help expand its capital markets and provide more opportunities for the Fund. We will continue to monitor future developments and stay focused on value in our efforts to find bargains for the Fund.

It is important to remember that investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 651% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time.(7) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. Investing in "China companies" also entails special considerations, including risks related to market and





7. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes:
    Finance, Utilities, Properties and Commerce & Industry.

currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets.

Thank you for your continued support. We welcome your comments and suggestions.


Sincerely,


/s/ Mark Mobius

Mark Mobius
President
Templeton China World Fund, Inc.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                           CHANGE       8/31/01      8/31/00
--------------------------------------------------------------------------------
Net Asset Value                           -$1.81         $9.52       $11.33
Market Price (NYSE)                       -$0.27         $7.73       $ 8.00
DISTRIBUTIONS(9/1/00 - 8/31/01)
Dividend Income                            $0.0947


PERFORMANCE



                                                                       INCEPTION
                                           1-YEAR         5-YEAR        (9/9/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                         -14.90%        -11.46%         -4.36%

  Based on change in
  market price                             -2.14%        -15.37%        -27.00%

Average Annual Total Return(1)
  Based on change in
  net asset value                         -14.90%         -2.40%         -0.56%

  Based on change in
  market price                             -2.14%         -3.28%         -3.87%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in equity securities of "China companies," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 65% of its total assets in equity securities of "China companies."

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton China World Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has voted to change the Fund's policy limiting investments in affiliated funds to allow the Fund to do so.

REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period will begin on August 1, 2001 and end on April 30, 2002. If the Fund's shares have traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board will take one of three potential actions. The Board, as soon as reasonably practicable, but no later than 180 days from the last day of the Measurement Period, will either commence a tender offer for a portion of the Fund's outstanding shares ("Tender Offer Alternative"); or submit to shareholders a proposal to reorganize the Fund with either an open-end or closed-end investment company ("Merger Alternative"); or submit to shareholders a proposal to convert the Fund to an open-end investment company ("Open-End Alternative"). The Board may determine to take more than one of these actions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In connection with the Tender Offer Alternative, any tender offer authorized by the Board for a portion of the Fund's shares may be at net asset value less expenses or at a discount to net asset value. In connection with the Merger Alternative, if shareholders vote to reorganize the Fund with an open-end investment company, shares of the reorganized fund would be continuously offered for sale and redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption. In connection with the Open-End Alternative, if the shareholders vote to open-end the Fund, the Fund will begin to continuously offer its shares for sale following the effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission relating to the Fund's open-end shares. Shares would be redeemable at the option of the shareholder (except under limited circumstances permitted under the federal securities laws) at their net asset value less any redemption charge that the Board of the reorganized fund might put into effect and would be payable by shareholders upon redemption.
--------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $11.33       $9.83       $6.30      $17.32      $13.39
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................        0.18        0.23        0.10        0.30        0.24
 Net realized and unrealized gains (losses)................       (1.98)       1.42        3.65      (10.45)       4.27
                                                               --------------------------------------------------------
Total from investment operations...........................       (1.80)       1.65        3.75      (10.15)       4.51
                                                               --------------------------------------------------------
Capital share repurchases..................................        0.09        0.07          --        0.08          --
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................       (0.10)      (0.22)      (0.21)      (0.26)      (0.28)
 Net realized gains........................................          --          --       (0.01)      (0.69)      (0.30)
                                                               --------------------------------------------------------
Total distributions........................................       (0.10)      (0.22)      (0.22)      (0.95)      (0.58)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $9.52      $11.33       $9.83       $6.30      $17.32
                                                               ========================================================
Market Value, end of year(a)...............................     $7.7300     $8.0000     $7.6250     $4.3125    $12.5000
                                                               ========================================================
Total Return (based on market value per share).............     (2.14)%       7.86%      82.81%    (61.83)%      14.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $172,209    $213,953    $189,994    $121,697    $353,049
Ratios to average net assets:
 Expenses..................................................       1.66%       1.68%       1.69%       1.68%       1.65%
 Net investment income.....................................       1.70%       2.21%       1.20%       2.88%       1.55%
Portfolio turnover rate....................................      83.85%     142.49%      83.88%      34.75%      19.51%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 82.7%
*AIRLINES 1.1%
China Southern Airlines Co. Ltd., H.........................        China           7,168,000     $  1,906,921
                                                                                                  ------------
AUTOMOBILES .6%
Qingling Motors Co. Ltd., H.................................        China           8,138,000        1,095,528
                                                                                                  ------------
BEVERAGES 2.7%
Tsingtao Brewery Co. Ltd., H................................        China          16,313,000        4,705,794
                                                                                                  ------------
CHEMICALS 4.4%
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ..............        China          36,158,000        2,966,886
Sinopec Shanghai Petrochemical Co. Ltd. ....................        China          55,268,000        4,605,785
                                                                                                  ------------
                                                                                                     7,572,671
                                                                                                  ------------
COMPUTERS & PERIPHERALS .3%
Ritek Corp. ................................................        Taiwan            518,100          567,164
                                                                                                  ------------
CONSTRUCTION MATERIALS 3.7%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong         3,836,000        6,368,907
                                                                                                  ------------
DIVERSIFIED FINANCIALS 4.2%
China Everbright Ltd. ......................................        China          12,489,997        7,286,018
                                                                                                  ------------
ELECTRIC UTILITIES 8.3%
Beijing Datang Power Generation Co. Ltd., H.................        China          24,432,000        8,222,519
Huaneng Power International Inc., H.........................        China          10,844,000        5,978,256
                                                                                                  ------------
                                                                                                    14,200,775
                                                                                                  ------------
*FOOD & DRUG RETAILING 11.1%
Dairy Farm International Holdings Ltd. .....................      Hong Kong        28,237,034       19,201,183
                                                                                                  ------------
HOTELS RESTAURANTS & LEISURE 2.5%
China Travel International Investment Hong Kong Ltd. .......      Hong Kong        12,432,000        2,374,892
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong         4,735,500        1,927,641
                                                                                                  ------------
                                                                                                     4,302,533
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES 1.5%
China Merchants Holdings International Co. Ltd. ............      Hong Kong         3,895,000        2,471,890
                                                                                                  ------------
METALS & MINING .8%
Angang New Steel Company Ltd., H............................        China          13,928,000        1,392,836
                                                                                                  ------------
OIL & GAS 14.4%
China Petroleum & Chemical Corp., H.........................        China          84,084,000       12,289,515
PetroChina Co. Ltd., H......................................        China          53,676,000       10,941,927
Sinopec Zhenhai Refining & Chemical Co. Ltd., H.............        China           9,856,000        1,478,438
                                                                                                  ------------
                                                                                                    24,709,880
                                                                                                  ------------

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*PHARMACEUTICALS 1.4%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China          27,182,000     $  2,404,623
                                                                                                  ------------
REAL ESTATE 8.9%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           552,000        5,095,515
Hang Lung Development Co. Ltd. .............................      Hong Kong         9,209,000        8,973,102
Henderson China Holdings Ltd. ..............................      Hong Kong         3,069,500        1,318,345
                                                                                                  ------------
                                                                                                    15,386,962
                                                                                                  ------------
ROAD & RAIL 1.8%
Guangshen Railway Co. Ltd., H...............................        China          20,128,000        3,070,889
                                                                                                  ------------
*SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.6%
Siliconware Precision Industries Co., Ltd. .................        Taiwan          4,230,121        2,695,125
Taiwan Semiconductor Manufacturing Co. .....................        Taiwan          1,877,000        3,478,946
                                                                                                  ------------
                                                                                                     6,174,071
                                                                                                  ------------
TRANSPORTATION INFRASTRUCTURE 11.4%
Cosco Pacific Ltd. .........................................      Hong Kong        10,526,000        5,600,515
Jiangsu Expressway Co. Ltd. ................................      Hong Kong        35,800,000        6,976,589
Zhejiang Expressway Co. Ltd., H.............................        China          34,534,000        6,995,528
                                                                                                  ------------
                                                                                                    19,572,632
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $153,103,781).....................                                       142,391,277
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  -----------
SHORT TERM INVESTMENTS (COST $30,348,926) 17.6%
U.S. Treasury Bills, 3.29% to 3.56%, with maturities to
  11/23/01..................................................    United States     $30,485,000       30,362,929
                                                                                                  ------------
TOTAL INVESTMENTS (COST $183,452,707) 100.3%................                                       172,754,206
OTHER ASSETS, LESS LIABILITIES (.3%)........................                                          (545,384)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $172,208,822
                                                                                                  ============

*Non-income producing.
                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $183,452,707)....    $172,754,206
 Cash.......................................................       2,424,946
 Dividends and interest receivable..........................         134,812
                                                                ------------
      Total assets..........................................     175,313,964
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       2,799,065
  To affiliates.............................................         219,712
 Accrued expenses...........................................          86,365
                                                                ------------
      Total liabilities.....................................       3,105,142
                                                                ------------
Net assets, at value........................................    $172,208,822
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  2,906,373
 Net unrealized depreciation................................     (10,697,863)
 Accumulated net realized loss..............................     (88,131,553)
 Capital shares.............................................     268,131,865
                                                                ------------
Net assets, at value........................................    $172,208,822
                                                                ============
Net asset value per share ($172,208,822 / 18,089,072 shares
  outstanding)..............................................           $9.52
                                                                ============

                       See Notes to Financial Statements.
 14

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $203,154)
 Dividends..................................................    $  5,222,155
 Interest...................................................       1,169,694
                                                                ------------
      Total investment income...............................                    $  6,391,849
Expenses:
 Management fees (Note 3)...................................       2,376,115
 Administrative fees (Note 3)...............................         475,225
 Transfer agent fees........................................          35,837
 Custodian fees.............................................          84,653
 Reports to shareholders....................................          31,582
 Registration and filing fees...............................          30,254
 Professional fees..........................................          71,497
 Directors' fees and expenses...............................          32,801
 Other......................................................          21,521
                                                                ------------
      Total expenses........................................                       3,159,485
                                                                                ------------
            Net investment income...........................                       3,232,364
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (18,498,952)
  Foreign currency transactions.............................        (398,077)
                                                                ------------
      Net realized loss.....................................                     (18,897,029)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (17,971,483)
  Translation of assets and liabilities denominated in
    foreign currencies......................................             641
                                                                ------------
      Net unrealized depreciation...........................                     (17,970,842)
                                                                                ------------
Net realized and unrealized loss............................                     (36,867,871)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(33,635,507)
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,232,364       $  4,473,125
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (18,897,029)        40,305,932
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................     (17,970,842)       (13,286,297)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (33,635,507)        31,492,760
 Distributions to shareholders from net investment income...      (1,783,009)        (4,217,462)
 Capital share transactions (Note 2)........................      (6,325,772)        (3,315,759)
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (41,744,288)        23,959,539

Net assets:
 Beginning of year..........................................     213,953,110        189,993,571
                                                                -------------------------------
 End of year................................................    $172,208,822       $213,953,110
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year................................................    $  2,906,373       $  1,503,457
                                                                ===============================

                       See Notes to Financial Statements.
 16

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2001, there were 100 million shares authorized ($0.01 par value). During the year ended August 31, 2001, 793,900 shares were repurchased for $6,325,772. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2001 was 20%. During the year ended August 31, 2000, 436,600 shares were repurchased for $3,315,759. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 28%. Through August 31, 2001, the Fund had repurchased a total of 2,294,700 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $184,272,910 was as follows:

Unrealized appreciation.....................................  $ 12,038,030
Unrealized depreciation.....................................   (23,556,734)
                                                              ------------
Net unrealized depreciation.................................  $(11,518,704)
                                                              ============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $68,300,680
2008........................................................       45,311
2009........................................................    1,256,834
                                                              -----------
                                                              $69,602,825
                                                              ===========

At August 31, 2001 the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $17,356,885 and $351,638, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $139,383,434 and $146,393,440, respectively.

TEMPLETON CHINA WORLD FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton China World Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton China World Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON CHINA WORLD FUND, INC.
Tax Designation

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in November 2001.

                                                               FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                       PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
China.......................................................     $0.0000            $0.0901
Hong Kong...................................................      0.0000             0.0594
Philippines.................................................      0.0000             0.0001
Taiwan......................................................      0.0112             0.0061
United Kingdom..............................................      0.0000             0.0014
                                                              ----------------------------------
TOTAL.......................................................     $0.0112            $0.1571
                                                              ==================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Andrew H. Hines, Jr., Charles B. Johnson, Charles E. Johnson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Andrew H. Hines, Jr.......  11,832,562            63.09%               68.71%         5,389,297          28.74%
Charles B. Johnson........  11,843,650            63.15%               68.77%         5,378,209          28.68%
Charles E. Johnson........  11,824,832            63.05%               68.66%         5,397,027          28.78%
Constantine D
  Tseretopoulos...........  11,824,858            63.05%               68.66%         5,397,001          28.78%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
Andrew H. Hines, Jr.......     31.29%
Charles B. Johnson........     31.23%
Charles E. Johnson........     31.34%
Constantine D
  Tseretopoulos...........     31.34%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  16,890,544            90.06%               98.08%
Against...................     113,181             0.61%                0.66%
Abstain...................     218,134             1.16%                1.26%
--------------------------------------------------------------------------------
Total.....................  17,221,859            91.83%              100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  10,010,107            53.37%               58.12%
Against...................   5,942,881            31.69%               34.51%
Abstain...................   1,268,871             6.77%                7.37%
--------------------------------------------------------------------------------
Total.....................  17,221,859            91.83%              100.00%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 24

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.